                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                     BIO-LOGIC SYSTEMS CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                     BIO-LOGIC SYSTEMS CORP.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)  Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     2)  Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     5)  Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:
         -----------------------------------------------------------------------
     2)  Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     3)  Filing Party:
         -----------------------------------------------------------------------
     4)  Date Filed:
         -----------------------------------------------------------------------

                                     [LOGO]

                              ONE BIO-LOGIC PLAZA
                           MUNDELEIN, ILLINOIS 60060

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 12, 1997

To our Stockholders:

    Notice is hereby given that the Annual Meeting of Stockholders of BIO-LOGIC SYSTEMS CORP., will be held at the Company's headquarters, One Bio-logic Plaza, Mundelein, Illinois 60060 on August 12, 1997, at 10:00 A.M. Central Daylight Time, for the following purposes:

1. To elect two Class II directors to hold office for a term of three years and until their successors are elected and qualified; and

2. To consider and vote to approve and ratify the amendment to the Company's 1994 Stock Option Plan; and

3. To consider and take action upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

    The close of business on June 20, 1997 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

    All stockholders are cordially invited to attend the meeting. Whether or not you expect to attend, you are requested to sign, date and return the enclosed proxy promptly in the accompanying envelope which requires no postage if mailed in the United States.

                                            By Order of the Board of Directors

                                                        [SIG]

                                            Gabriel Raviv, Ph.D., PRESIDENT
                                            AND CHIEF EXECUTIVE OFFICER

Mundelein, Illinois
June 25, 1997

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

         [LOGO]

    This proxy Statement is furnished in connection with the solicitation by the Board of Directors of Bio-logic Systems Corp. (the "Company") of proxies to be voted at the Annual Meeting of Stockholders to be held at the Company's headquarters, One Bio-logic Plaza, Mundelein, Illinois 60060 on August 12, 1997, at 10:00 A.M. Central Daylight Time, and at any adjournment thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders. The persons named in the enclosed proxy form will vote the shares for which they are appointed in accordance with the directions of the stockholders appointing them. If the enclosed form of proxy is properly executed and returned, the shares of Common Stock represented thereby will be voted in accordance with the instructions thereon. If no instructions are indicated thereon, such shares will be voted (1) for the election of the nominees set forth under the caption "Election of Directors," and (2) for approval and ratification of the amendment to the Company's 1994 Stock Option Plan (the "Plan"). Any stockholder giving such a proxy may revoke it at any time before it is exercised.

    Only holders of shares of Common Stock of record at the close of business on June 20, 1997, are entitled to vote at the meeting. On the record date, the Company had outstanding and entitled to vote 3,943,509 shares of Common Stock, each entitled to one vote upon all matters to be acted upon at the meeting. A majority in interest of the outstanding Common Stock represented at the meeting in person or by proxy shall constitute a quorum. The affirmative vote of a plurality of the Common Stock so represented is necessary to elect the nominees for election as directors and the affirmative vote of the majority of shares so represented, excluding broker non-votes, is necessary to approve and ratify the amendment to the Plan. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. If a stockholder, present in person or by proxy, abstains on any matter, the stockholder's Common Stock will not be voted on such matter. Thus, an abstention from voting on any matter has the same legal effect as a vote "against" the matter even though the stockholder may interpret such action differently. In addition, shares held in "street" or "nominee" name or by a broker, clearing agent, bank trustee or other nominee may only be voted on Proposal 2 in accordance with the specific instructions given to such nominee by the beneficial owner and, if not specifically designated, will be counted for purposes of determining the number of shares represented and entitled to vote at the meeting; however, the shares of Common Stock represented thereby are not and do not represent a vote either "for" or "against" the matter. Accordingly, except for determining the presence or absence of a quorum for the transaction of business, broker non-votes are not counted for any purpose in determining whether a matter has been approved.

    The principal executive offices of the Company are located at One Bio-logic Plaza, Mundelein, Illinois 60060. The Company expects to mail this Proxy Statement and the accompanying form of proxy on or about June 25, 1997.

                             PRINCIPAL STOCKHOLDERS

    The following table sets forth certain information concerning stock ownership of all persons known by the Company to own beneficially 5% or more of the outstanding shares of the Company's Common Stock, each director of the Company, each executive officer of the Company named under "Executive Compensation" and all officers and directors of the Company as a group as of June 20, 1997:

                                                                        AMOUNT AND NATURE OF
NAME OF BENEFICIAL                                                      BENEFICIAL OWNERSHIP
HOLDER OR IDENTITY OF GROUP                                                     (1)            PERCENT OF CLASS (2)
---------------------------------------------------------------------  ----------------------  ---------------------

Gabriel Raviv, Ph.D..................................................            323,612(3)                8.1%
  c/o Bio-logic Systems Corp.
  One Bio-logic Plaza
  Mundelein, IL 60060

Gil Raviv, Ph.D......................................................            548,687(4)               13.9%
  933 Sutton Drive
  Northbrook, IL 60062

Charles Z. Weingarten, M.D...........................................            309,851(5)                7.8%
  c/o Bio-logic Systems Corp.
  One Bio-logic Plaza
  Mundelein, IL 60060

Bernard Levine, M.D..................................................            245,762(6)                6.2%
  c/o New York Medical Center
  Department of Medicine
  550 First Avenue
  New York, NY 10016

Irving Kupferberg....................................................             19,000(7)                   *

Craig W. Moore.......................................................             10,000(8)                   *

Albert Milstein......................................................             34,500(9)                   *

Thomas S. Lacy.......................................................             11,500(10)                  *

All officers and directors as a group (8 persons)....................          1,260,900(11)              31.0%

------------------------

(1) Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to the shares of Common Stock shown as beneficially owned by them.

(2) Determined on the basis of 3,943,509 shares of Common Stock issued and outstanding, except that shares underlying stock options which are exercisable within 60 days are deemed to be outstanding for purposes of determining the percentage owned by holders of such options.

(3) Includes (i) 43,500 shares underlying immediately exercisable options and
    (ii) 30,000 shares owned by Gabriel Raviv as Trustee for the Gil Raviv Family Trust. Does not include (i) 103,000 shares owned by Gil Raviv as Trustee for the Gabriel Raviv Family Trust, (ii) 210,125 shares owned by Gabriel Raviv's wife, as to which Dr. Raviv disclaims beneficial ownership, and (iii) 45,500 shares underlying options which are not exercisable within 60 days.

(4) Includes (i) 4,000 shares underlying immediately exercisable options, (ii) 103,000 shares owned by Gil Raviv as Trustee for the Gabriel Raviv Family Trust and (iii) 40,000 shares owned by a corporation of which Dr. Raviv has approximately 42% of the voting power. Does not include (i) 30,000 shares owned by Gabriel Raviv as Trustee for the Gil Raviv Family Trust, (ii) 2,750 shares owned by Gil Raviv's wife, as to which Dr. Raviv disclaims beneficial ownership, and (iii) 3,000 shares underlying options which are not exercisable within 60 days.

(5) Includes 12,250 shares underlying immediately exercisable options. Does not include (i) 3,750 shares underlying options which are not exercisable within 60 days and (ii) 40,000 shares owned by a corporation of which Dr. Weingarten has approximately 22% of the voting power.

(6) Based on a Schedule 13D filed by Dr. Levine.

(7) Includes 12,250 shares underlying immediately exercisable options, but excludes 3,750 shares underlying options which are not exercisable within 60 days.

(8) Includes 10,000 shares underlying immediately exercisable options but does not include 5,000 shares underlying options which are not exercisable within 60 days.

(9) Includes 750 shares owned by Mr. Milstein's son and 12,250 shares underlying immediately exercisable options, but excludes 3,750 shares underlying options which are not exercisable within 60 days.

(10) Includes 10,500 shares underlying immediately exercisable options, but excludes 20,500 shares underlying options which are not exercisable within 60 days.

(11) Includes 108,500 shares underlying options which are exercisable within 60 days, but does not include 94,000 shares underlying options which are not exercisable within 60 days.

                       PROPOSAL 1: ELECTION OF DIRECTORS

    The Board of Directors is divided into three classes. One class is elected each year to hold office for a three-year term and until their successors are duly elected and qualified. The term of office of the current Class II directors expires at the 1997 Annual Meeting. The accompanying form of proxy will be voted for the election as director of the two Class II nominees listed below, who are now directors, unless the proxy contains contrary instructions. Management has no reason to believe that the nominees should become unable or unwilling to serve as directors. However, if the nominees should become unable or unwilling to serve as directors, the proxy will be voted for the election of such person or persons as shall be designated by the directors.

CLASS II NOMINEES WITH TERMS EXPIRING AT THE 1997 ANNUAL MEETING:

    GIL RAVIV (41) has been a director of the Company since its inception in March 1979 and was Executive Vice President from July 1984 until his resignation effective as of January 1, 1993. Dr. Raviv has been President of Snap Laboratories Inc., an apnea and snoring analysis business, since October 1993. Dr. Raviv received his Ph.D. in Electrical Engineering and Computer Sciences from Northwestern University and his M.S. in Physics from the Hebrew University, Jerusalem, Israel. Gil Raviv and Gabriel Raviv are brothers.

    IRVING KUPFERBERG (70) has been a director of the Company since 1983 and has been President of Goldkup Investments, Inc., a firm specializing in packaging investments and syndications, since January 1986. Prior to his retirement on December 31, 1985, Mr. Kupferberg had been a partner of the public accounting firm of Kupferberg, Goldberg and Neimark since 1955.

CLASS III DIRECTORS WITH TERMS EXPIRING AT THE 1998 ANNUAL MEETING:

    GABRIEL RAVIV (46) has been a director of the Company since its inception in March 1979. He was Vice President of the Company from March 1979 until February 1981, when he became President and Chief Executive Officer. He is a member of the Board of Trustees of the Midwest Bio-Laser Institute and an Adjunct Professor at Northwestern University. From October 1975 until January 1981, Dr. Raviv was the director of the Clinical Research Instrumentation Laboratory at Evanston Hospital (an affiliate of Northwestern University). Dr. Raviv received his M.S. and Ph.D. degrees in Electrical Engineering and Computer Sciences from Northwestern University. Gabriel Raviv and Gil Raviv are brothers.

    CRAIG W. MOORE (52) has been a director of the Company since 1992 and has been the Chairman of the Board and Chief Executive Officer of Everest Health Care Services Corp., a provider of dialysis to patients with renal failure, since October 1995. From March 1986 through September 1995, Mr. Moore was Executive Vice President of West Suburban Kidney Center, S.C., a renal dialysis business. Mr. Moore has also been President of Continental Health Care, Ltd., an extracorporeal services and supply company, since 1986, and President of New York Dialysis Management, a dialysis management business, since 1990. Mr. Moore has over 20 years of experience in the healthcare industry with American Hospital Supply Corporation, Baxter Healthcare Corporation, and his current companies.

CLASS I DIRECTORS WITH TERMS EXPIRING AT THE 1999 ANNUAL MEETING:

    CHARLES Z. WEINGARTEN (58) has been a director of the Company since its inception in March 1979 and was President of the Company from its inception in March 1979 until February 1981 at which time he became Vice President-Medical Products. Dr. Weingarten resigned as Vice President--Medical Products effective August 1995. For more than 21 years, Dr. Weingarten has maintained a private surgical practice. He is an attending physician at Evanston Hospital, Glenbrook Hospital and Swedish Covenant, all located in the Chicago area. Dr. Weingarten is also an Assistant Professor at Northwestern Medical School. Dr. Weingarten received his M.D. degree from Tulane University Medical School and was certified by the American Board of Otolaryngology in 1969.

    ALBERT MILSTEIN (50) has been a director of the Company since 1984 and has been a partner with the law firm of Winston & Strawn since 1978. Winston & Strawn renders legal services to the Company.

    The Board of Directors met four times during fiscal 1997. Each of the directors attended at least 75 percent of the aggregate of all meetings of (i) the Board of Directors and (ii) the committees thereof on which such director served, held during their terms. The Board of Directors has an Audit Committee. The Company does not have a Compensation Committee or a Nominating Committee. The functions of the Audit Committee, which currently consists of Craig Moore and Irving Kupferberg, include the selection of the independent public accountants, the review of the annual audit, the approval of non-audit professional services performed by such accountants and the review of the scope and adequacy of the Company's internal accounting controls. The Audit Committee met twice during fiscal 1997. In June 1994, the Board of Directors established a Stock Option Committee, consisting of Irving Kupferberg and Albert Milstein, to administer the Plan.

    The Company is the beneficiary under a term life insurance policy, in the amount of $1.75 million, on the life of Gabriel Raviv.

                             DIRECTOR COMPENSATION

    Directors who are not salaried officers of the Company received fees of approximately $2,000 per meeting during fiscal 1997. Directors have also received, and future directors will be entitled to receive, certain stock options under the Plan. See "1994 Stock Option Plan--Directors' Options."

                             EXECUTIVE COMPENSATION

    The following summary compensation table sets forth the aggregate compensation paid or accrued by the Company to the Chief Executive Officer and each other executive officer whose cash compensation exceeded $100,000 during the fiscal year ended February 28, 1997, (the "named executive officers"), for services rendered during the fiscal years ended February 28, 1997, February 29, 1996 and February 28, 1995:

                           SUMMARY COMPENSATION TABLE

                                                                                         ANNUAL COMPENSATION
                                                                                 ------------------------------------
NAME AND                                                                                                  ALL OTHER
  PRINCIPAL POSITION                                                               YEAR       SALARY    COMPENSATION
-------------------------------------------------------------------------------  ---------  ----------  -------------
Gabriel Raviv, Ph.D. ..........................................................       1997  $  176,326    $   6,639(1)
  President and Chief                                                                 1996  $  170,450    $   7,005(2)
  Executive Officer                                                                   1995  $  170,136    $   7,620(3)

Thomas S. Lacy.................................................................       1997  $  123,585    $   3,570(4)
  Vice President,                                                                     1996  $  123,000    $   3,570(4)
  Sales & Marketing                                                                   1995  $  109,178    $   2,570(4)

------------------------

(1) Represents $1,696 paid by the Company for Dr. Raviv's automobile, a $1,943 split dollar life insurance premium paid by the Company for the benefit of Dr. Raviv and a $3,000 discretionary contribution made on behalf of Dr. Raviv by the Company to a profit sharing plan (the "401(k) Plan") under
    Section 401(k) of the Internal Revenue Code of 1986, as amended. As of February 28, 1997, the amount deemed loaned to Dr. Raviv under the split dollar life insurance policy aggregated $291,005.

(2) Represents $2,570 paid by the Company for Dr. Raviv's automobile, a $1,435 split dollar life insurance premium paid by the Company for the benefit of Dr. Raviv and a $3,000 discretionary contribution made on behalf of Dr. Raviv by the Company to the 401(k) Plan.

(3) Represents $3,255 paid by the Company for Dr. Raviv's automobile, a $1,365 split dollar life insurance premium paid by the Company for the benefit of Dr. Raviv and a $3,000 discretionary contribution made on behalf of Dr. Raviv by the Company to the 401(k) Plan.

(4) Represents payments for Mr. Lacy's automobile.

    The following table sets forth certain information with respect to individual grants of stock options during the fiscal year ended February 28, 1997 to each of the named executive officers:

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               INDIVIDUAL GRANTS

                                                                    % OF TOTAL
                                                                   OPTIONS/SARS
                                                                    GRANTED TO
                                                   OPTIONS/SARS    EMPLOYEES IN    EXERCISE OR BASE
NAME                                                GRANTED (#)     FISCAL YEAR      PRICE ($/SH)     EXPIRATION DATE
-------------------------------------------------  -------------  ---------------  -----------------  ---------------
Gabriel Raviv....................................       30,000            38.5%        $    3.30            8/14/01
                                                         2,000             2.6%        $    3.30            8/14/01
Thomas S. Lacy...................................       10,000            12.8%        $    2.81           10/18/06

    The following table sets forth certain information with respect to each exercise of stock options during the fiscal year ended February 28, 1997 by the named executive officers and the number and value of unexercised options held by the named executive officers as of February 28, 1997:

    AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                               OPTION/SAR VALUES

                                                                                             NUMBER OF         VALUE OF
                                                                                            UNEXERCISED       UNEXERCISED
                                                                                           OPTIONS/SARS      IN-THE-MONEY
                                                                                             AT FISCAL      OPTIONS/SARS AT
                                                                                             YEAR-END      FISCAL YEAR ENDED
                                                   SHARES ACQUIRED           VALUE         EXERCISABLE/      EXERCISABLE/
NAME                                               ON EXERCISE (#)       REALIZED ($)      UNEXERCISABLE     UNEXERCISABLE
----------------------------------------------  ---------------------  -----------------  ---------------  -----------------
Gabriel Raviv, Ph.D. .........................                0                    0        18,000/71,000  $  54,000/213,000
Thomas S. Lacy................................                0                    0         9,745/21,250  $   29,235/63,750

                                   PROPOSAL 2
                          APPROVAL AND RATIFICATION OF
                  THE AMENDMENT TO THE 1994 STOCK OPTION PLAN

    The Company maintains the Company's 1994 Stock Option Plan (the "Plan") in order to motivate, retain and attract those highly competent individuals upon whose judgment, initiative, leadership and continued efforts the success of the Company in large measure depends. In May 1997, the Board of Directors of the Company adopted several amendments to the Plan, including an amendment to increase the authorized number of shares available for option grants pursuant to the Plan from 450,000 to 850,000 (the "Plan Amendment"). The Board of Directors is requesting and recommends to the stockholders ratification and approval of the Plan Amendment so that an adequate supply of authorized unissued shares of Common Stock will be reserved for issuance for option grants in order to ensure the attraction of new and retention of existing executive personnel, key employees, directors, consultants and advisors and to provide additional incentive by permitting such individuals to participate in the ownership of the Company.

    The other amendments to the Plan adopted by the board of Directors in May 1997 were undertaken primarily to make certain non-material revisions as well as to take advantage of recent modifications to Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934 Act (the "Board Amendments"). The Board Amendments include provisions (i) permitting certain transfers of non-qualified options, and (ii) modifying certain provisions relating to the effect of transactions which may result in a change in control of the Company. Stockholder approval is not required, however, with respect to the Board Amendments.

    The following summary of the Plan, including the Plan Amendment and the Board Amendments, is qualified in its entirety by the specific language of the Plan, which was adopted by the Board of Directors in June 1994 and ratified by the Company's stockholders in August 1994, amended by the Board of Directors in May 1995, which amendment was ratified by the Company's stockholders in August 1995, and again amended by the Board of Directors in May 1997, a copy of which is attached as Exhibit A to this Proxy Statement.

OPTIONS

    The Plan provides for the grant of incentive stock options intended to qualify as such under Section 422 of the Internal Revenue Code of 1986, as amended, ("incentive options") and non-qualified stock options which do not so qualify ("non-qualified options") to officers, directors, employees, consultants and advisors of the Company. The Plan, which expires in June 2004, is administered by the Board of Directors or the Stock Option Committee of the Board of Directors, provided, however, that with respect to "officers" and "directors," as such terms are defined for the purposes of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 ("Rule 16b-3"), such Stock Option Committee shall consist of "non-employee" directors as defined in Rule 16b-3, but only if at least two directors meet the criteria of "non-employee" directors as defined in Rule 16b-3. The purposes of the Plan are to ensure the retention of existing executive personnel, key employees, directors, consultants and advisors and to provide additional incentive by permitting such individuals to participation in the ownership of the Company, and the criteria to be utilized by the Board of Directors or Stock Option Committee in granting options pursuant to the Plan will be consistent with these purposes. The Plan provides for automatic grants of options to directors in the manner set forth below under "--Directors' Options."

    Options granted under the Plan may be either incentive options or non-qualified options. Incentive options granted under the Plan are exercisable for a period of up to 10 years from the date of grant at an exercise price which is not less than the fair market value of the Common Stock on the date of the grant, except that the term of an incentive option granted under the Plan to a stockholder owning more than 10% of the outstanding Common Stock may not exceed five years and its exercise price may not be less than 110% of the fair market value of the Common Stock on the date of the grant. To the extent that the aggregate fair market value, as of the date of grant, of the shares for which incentive options become exercisable for the first time by an optionee during the calendar year exceeds $100,000, the portion of such option which is in excess of the $100,000 limitation will be treated as a non-qualified option. The aggregate number of shares of Common Stock that may be subject to options granted to any person in a calendar year shall not exceed 100,000 shares of Common Stock. Options granted under the Plan to officers, directors or employees of the Company may be exercised only while the optionee is employed or retained by the Company or within 90 days of the date of termination of the employment relationship or directorship. However, options which are exercisable at the time of termination by reason of death or permanent disability of the optionee may be exercised within 12 months of the date of termination of the employment relationship or directorship. Upon the exercise of an option, payment may be made by cash or, if provided in the option agreement, in shares of the Company's Common Stock having a fair market value equal to the exercise price of the options, or any other means that the Board of Directors or the Stock Option Committee determines. No option may be granted under the Plan after June 2004.

    Options may be granted only to such employees, officers and directors of, and consultants and advisors to, the Company or any subsidiary of the Company as the Board of Directors or the Stock Option Committee shall select from time to time in its sole discretion, provided that only employees of the Company or a subsidiary of the Company shall be eligible to receive incentive options. The number of employees, officers and directors of the Company eligible to receive grants under the Plan is approximately 90 persons. The number of consultants and advisors to the Company eligible to receive grants under the Plan is not determinable. An optionee may be granted more than one option under the Plan. The Board of Directors or the Stock Option Committee will, in its discretion, determine (subject to the terms of the Plan) who will be granted options, the time or times at which options shall be granted, and the number of shares subject to each option, whether the options are incentive options or non-qualified options, and the manner in which options may be exercised. In making such determination, consideration may be given to the value of the services rendered by the respective individuals, their present and potential contributions to the success of the Company and its subsidiaries and such other factors deemed relevant in accomplishing the purpose of the Plan.

    Under the Plan, the optionee has none of the rights of a stockholder with respect to the shares issuable upon the exercise of the option until such shares shall be issued upon such exercise. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as provided in the Plan. During the lifetime of the optionee, an option shall be exercisable only by the optionee. No option may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of decent and distribution.

    The Board of Directors may amend or terminate the Plan except that stockholder approval is required to effect a change so as to increase the aggregate number of shares that may be issued under the Plan (unless adjusted to reflect such changes as a result of a stock dividend, stock split, recapitalization, merger or consolidation of the Company), to modify the requirements as to eligibility to receive options, to increase materially the benefits accruing to participants or as otherwise may be required by Rule 16b-3 or Section 422 of the Code. No action taken by the Board may materially and adversely affect any outstanding option grant without the consent of the optionee.

    Under current tax law, there are no Federal income tax consequences to either the employee or the Company on the grant of non-qualified options if granted under the terms set forth in the Plan. Upon exercise of a non-qualified option, the excess of the fair market value of the shares subject to the option over the option price (the "Spread") at the date of exercise is taxable as ordinary income to the optionee in the year it is exercised and is deductible by the Company as compensation for Federal income tax purposes, if Federal income tax is withheld on the Spread. However, if the shares are subject to vesting restrictions conditioned on future employment or the holder is subject to the short-swing profits liability restrictions of Section 16(b) of the Securities Exchange Act of 1934 (i.e., is an executive officer or director of the Company) then taxation and measurement of the Spread is deferred until such restrictions lapse, unless a special election is made under Section 83(b) of the Code to report such income currently without regard to such restrictions. The optionee's basis in the shares will be equal to the fair market value on the date taxation is imposed and the holding period commences on such date.

    Incentive option holders incur no regular Federal income tax liability at the time of grant or upon exercise of such option, assuming that the optionee was an employee of the Company from the date the option was granted until 90 days before such exercise, and subject to the discussion below relating to exercise by surrender of Common Stock. However, upon exercise, the Spread must be added to regular Federal taxable income in computing the optionee's "alternative minimum tax" liability. An optionee's basis in the shares received on exercise of an incentive stock option will be the option price of such shares for regular income tax purposes. No deduction is allowable to the Company for Federal income tax purposes in connection with the grant or exercise of such option.

    If the holder of shares acquired through exercise of an incentive option sells such shares within two years of the date of grant of such option or within one year from the date of exercise of such option (a "Disqualifying Disposition"), the optionee will realize income taxable at ordinary rates. Ordinary income is reportable during the year of such sale equal to the difference between the option price and the fair market value of the shares at the date the option is exercised, but the amount includable as ordinary income shall not exceed the excess, if any, of the proceeds of such sale over the option price. In addition to ordinary income, a Disqualifying Disposition may result in taxable income subject to capital gains treatment if the sales proceeds exceed the optionee's basis in the shares (i.e., the option price plus the amount includable as ordinary income). The amount of the optionee's taxable ordinary income will be deductible by the Company in the year of the Disqualifying Disposition.

    Shares of Common Stock delivered to pay for shares purchased on the exercise of an incentive option or non-qualified option will be valued at the fair market value at the date of exercise. In general, no gain or loss will be recognized with respect to the previously owned shares ("old shares") so surrendered, and the number of the shares received on exercise of the option ("new shares") which is equal to the number of old shares surrendered will have a basis and holding period equal to the previous basis and holding period of the old shares surrendered. New shares received in excess of the number of old shares surrendered, which will be equal in value to the Spread ("excess new shares") will be treated as follows:

    (a) if the option exercised was an incentive option, the value of the new shares will not be taxed at exercise (subject to possible application of the alternative minimum tax) and the excess new shares will have a zero basis and a holding period beginning on the exercise date (if the new shares are later disposed of in a Disqualifying Disposition, the shares with the lowest basis are deemed to be the first disposed of);

    (b) if the option exercised was a non-qualified option, the fair market value of the excess new shares will be taxable compensation income to the optionee as of the date of exercise and such new shares will have a basis equal to such fair market value and a holding period beginning on the exercise date (unless the shares received are subject to employment-related vesting restrictions, in which case such taxation and holding period will be deferred until such restrictions lapse, and the amount of income realized and the basis of such new shares will be measured by their fair market value at the later date).

    Exceptions to the rule that no gain or loss is recognized with respect to the surrender of the old shares on exercise of an option will apply where; (i) the old shares were acquired on exercise of an incentive option, the holding periods to avoid a Disqualifying Disposition have not been met, and the option being exercised is also an incentive option, in which event the surrender of such old shares will be taxed as a Disqualifying Disposition; and (ii) where the old shares were subject to employment-related vesting restrictions which have not expired, in which case taxable compensation income may be realized with respect to the old shares, unless the option being exercised is a non-qualified option and the new shares are subject to the same restrictions as the old shares. These tax consequences are in addition to those described in subparagraphs (a) and (b) above.

    At the time of sale of shares received upon exercise of an option (other than a Disqualifying Disposition of shares received upon the exercise of an incentive option), any gain or loss is long-term or short-term capital gain or loss, depending upon the holding period. The holding period for long-term capital gain or loss treatment is more than one (1) year.

    The foregoing is not intended to be an exhaustive analysis of the tax consequences relating to stock options issued under the Plan. For instance, the treatment of options under state and local tax laws, which is not described above, may differ from the treatment for Federal income tax purposes.

DIRECTORS' OPTIONS

    The provisions of the Plan provide for the automatic grant of stock options to purchase shares of Common Stock ("Director Options") to directors of the Company. On June 14, 1994, each director received a Director Option to purchase 3,000 shares of Common Stock at an exercise price of $2.75 per share, except for Craig Moore, who received a Director Option to purchase 9,000 shares of Common Stock at an exercise price of $2.75 per share (3,000 of such options were granted to replace the same number of options which were inadvertently granted under the 1983 Plan subsequent to its termination and which were rescinded by the Company) and Gabriel Raviv, who received a Director Option to purchase 30,000 shares of Common Stock at an exercise price of $3.03 per share. The exercise price of all of such options was the fair market value of the Common Stock on the date of grant, except for the exercise price of the options granted to Gabriel Raviv, which was 110% of the fair market value of the Common Stock on the date of grant.

    Future directors of the Company will be granted a Director Option to purchase 3,000 shares of Common Stock on the date that such person is first elected or appointed a director ("Initial Director Option"). Further, commencing on the day immediately following the date of the annual meeting of shareholders for the Company's fiscal year ending February 28, 1995, each director will be granted a Director Option to purchase 2,000 shares of Common Stock ("Automatic Grant"), other than directors who received an Initial Director Option since the last Automatic Grant, on the day immediately following the date of each annual meeting of shareholders, as long as such director is a member of the Board of Directors. The exercise price for each share subject to a Director Option shall be equal to the fair market value of the Common Stock on the date of grant, except for directors who receive incentive options and who own more than 10% of the outstanding Common Stock, in which case the exercise price shall be not less than 110% of the fair market value on the date of grant. Director Options are exercisable in four equal annual installments, except for 3,000 of the Director Options granted to Craig Moore, which vest as follows: 750 shares on December 15, 1994, 750 shares on June 15, 1995, 750 shares on June 15, 1996 and 750 shares on June 15, 1997. Director Options will expire the earlier of 10 years after the date of grant or 90 days after the termination of the director's service on the Board of Directors, except for directors who receive incentive options and who own more than 10% of the outstanding Common Stock, in which case such options will expire the earlier of 5 years after the date of grant or 90 days after the termination of the director's service on the Board of Directors.

               EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT
                       AND CHANGE-IN-CONTROL ARRANGEMENTS

    In May 1986, the Company entered into an employment agreement (the "Agreement") with Gabriel Raviv, Ph.D. The Agreement is for two-year renewable periods and provides for a salary with annual cost of living or other adjustments, benefits and bonuses as the Board of Directors may determine which, during fiscal 1997, aggregated $179,965. The Agreement provides for Dr. Raviv's right to terminate his employment upon any change in control of the Company and to receive upon such termination compensation approximately equal to three times the present value of the average annual compensation received by Dr. Raviv during the five years preceding the year in which the change in control occurs, less any compensation arising out of any stock option or the value of life insurance policies transferred to Dr. Raviv upon such termination. The Agreement includes confidentiality and nondisclosure provisions and covenants not to compete for one year after termination of employment.

    In connection with his appointment as Vice President-Sales & Marketing of the Company in January 1994, the Company agreed to pay to Thomas S. Lacy a severance payment equal to six months salary if his employment with the Company is terminated at any time, such severance payment to be based upon his minimum annual salary at the time of any such termination.

                        DELINQUENT SECTION 16(A) FILERS

    To the Company's knowledge, there were no delinquent Section 16(a) filers except as follows: Gabriel Raviv, President and a director of the Company, filed a late Form 5.

                                    GENERAL

    Grant Thornton LLP served as the Company's independent auditors for the fiscal year ended February 28, 1997. A representative of Grant Thornton LLP will be present at the Annual Meeting with the opportunity to make a statement, if he desires to do so, and will be available to respond to appropriate questions. The Board of Directors of the Company has designated Grant Thornton LLP as independent auditors for the current fiscal year.

    The management of the Company does not know of any matters other than those stated in this Proxy Statement which are to be presented for action at the meeting. If any other matters should properly come before the meeting, proxies will be voted on these other matters in accordance with the best judgment of the persons appointed to vote the proxies.

    The Company will bear the cost of preparing, assembling and mailing all proxy materials which may be sent to the stockholders in connection with this solicitation. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies, for no additional compensation, by telephone. The Company does not expect to pay any compensation for the solicitation of proxies.

    The Annual Report of the Company for the fiscal year ended February 28, 1997 is being mailed with this proxy statement to stockholders entitled to vote at the meeting. A copy of the Company's Annual Report on Form 10K-SB for its fiscal year ended February 28, 1997, as filed with the Securities and Exchange Commission, will be furnished without charge to any stockholder upon written request to Bio-logic Systems Corp., One Bio-logic Plaza, Mundelein, Illinois 60060, Attn: Investor Relations.

                             STOCKHOLDER PROPOSALS

    All proposals of stockholders intended to be presented at the Company's next Annual Meeting of Stockholders must be received at the Company's executive office no later than February 28, 1998, for inclusion in the proxy statement and form of proxy related to that meeting.

                                          By Order of the Board of Directors

                                                      [SIG]

                                          Gabriel Raviv, Ph.D.,
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

Dated: June 25, 1997

                                                                       EXHIBIT A

                            BIO-LOGIC SYSTEMS CORP.

                             1994 STOCK OPTION PLAN

1. PURPOSE.

    The purpose of this plan (the "Plan") is to secure for BIO-LOGIC SYSTEMS CORP. (the "Company") and its stockholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, the Company and its subsidiary corporations who are expected to contribute to the Company's future growth and success. Except where the context otherwise requires, the term "Company" shall include all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code"). Those provisions of the Plan which make express reference to Section 422 shall apply only to Incentive Stock Options (as that term is defined in the Plan).

2. TYPE OF OPTIONS AND ADMINISTRATION.

    (a) TYPES OF OPTIONS. Options granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors) and may be either incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Code or non-statutory options which are not intended to meet the requirements of
Section 422 of the Code.

    (b) ADMINISTRATION. The Plan will be administered by a committee (the "Committee") appointed by the Board of Directors of the Company, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The delegation of powers to the Committee shall be consistent with applicable laws or regulations (including, without limitation, applicable state law and Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), or any successor rule ("Rule 16b-3")). The Committee may in its sole discretion grant options to purchase shares of the Company's Common Stock, $.01 par value per share ("Common Stock") and issue shares upon exercise of such options as provided in the Plan. The Committee shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements, which need not be identical, and to make all other determinations in the judgment of the Committee necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination under the Plan made in good faith. Subject to adjustment as provided in Section 15 below, the aggregate number of shares of Common Stock that may be subject to options granted to any person in a calendar year shall not exceed 100,000 shares of Common Stock.

    (c) APPLICABILITY OF RULE 16B-3. Those provisions of the Plan which make express reference to Rule 16b-3 shall apply to the Company only at such time as the Company's Common Stock is registered under the Exchange Act, subject to the last sentence of Section 3(b), and then only to such persons as are required to file reports under Section 16(a) of the Exchange Act (a "Reporting Person").

3. ELIGIBILITY.

    (a) GENERAL. Options may be granted to persons who are, at the time of grant, employees, officers or directors of, or consultants or advisors to, the Company or any subsidiaries of the Company as defined in Section 424(e) and 424(f) of the Code ("Participants"); provided, that Incentive Stock Options may only be granted to individuals who are employees of the Company (within the meaning of Section 3401(c) of the Code). A person who has been granted an option may, if he or she is otherwise eligible, be granted additional options if the Committee shall so determine.

    (b) GRANT OF OPTIONS TO REPORTING PERSONS. The selection of a director or an officer who is a Reporting Person (as the terms "director" and "officer" are defined for purposes of Rule 16b-3) as a recipient of an option, the timing of the option grant, the exercise price of the option and the number of shares subject to the option shall be determined either (i) by the Board of Directors,
(ii) by a committee consisting of two or more directors having full authority to act in the matter, each of whom shall be a "non-employee director" or (iii) pursuant to provisions for automatic grants set forth in Section 3(c) below. For the purposes of the Plan, a director shall be deemed to be a "non-employee director" only if such person qualifies as a "non-employee director" within the meaning of Rule 16b-3, as such term is interpreted from time to time. If at least two of the members of the Board of Directors do not qualify as a "non-employee director" within the meaning of Rule 16b-3, as such term is interpreted from time to time, then the granting of options to officers and directors who are Reporting Persons under the Plan shall not be determined in accordance with this Section 3(b) but shall be determined in accordance with the other provisions of the Plan.

    (c) DIRECTORS' OPTIONS. Commencing on the date this plan is adopted by the Board of Directors, directors of the Company ("Eligible Directors") will receive an option ("Director Option") to purchase 3,000 shares of Common Stock, except for Craig W. Moore who will receive a Director Option to purchase 9,000 shares of Common Stock and Gabriel Raviv, Ph.D. who will receive a Director Option to purchase 30,000 shares of Common Stock. Future Eligible Directors of the Company will be granted a Director Option to purchase 3,000 shares of Common Stock on the date that such person is first elected or appointed a director ("Initial Director Option"). Commencing on the day immediately following the date of the annual meeting of stockholders for the Company's fiscal year ending February 28, 1995, each Eligible Director will receive an automatic grant ("Automatic Grant") of a Director Option to purchase 2,000 shares of Common Stock, other than Eligible Directors who received an Initial Director Option since the last Automatic Grant, on the day immediately following the date of each annual meeting of stockholders, as long as such director is a member of the Board of Directors. Director Options shall be Incentive Stock Options, if permitted under the terms of this Plan and Section 422 of the Code, otherwise they shall be non-statutory options. The exercise price for each share subject to a Director Option shall be equal to the fair market value of the Common Stock on the date of grant and such Director Options shall become exercisable in four equal annual installments (except for 3,000 of the Director Options to be granted to Craig W. Moore, which shall vest as follows: 750 shares on December 15, 1994; 750 shares on June 15, 1995; 750 shares on June 15, 1996; and 750 shares on June 15, 1997) and will expire the earlier of 10 years after the date of grant or 90 days after the termination of the director's service on the Board, unless such Director Option is an Incentive Stock Option in which case such Director Options shall be subject to the additional terms and conditions set forth in Section 11.

4. STOCK SUBJECT TO PLAN.

    The stock subject to options granted under the Plan shall be shares of authorized but unissued or reacquired Common Stock. Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock of the Company which may be issued and sold under the Plan is 850,000 shares. If an option granted under the Plan shall expire, terminate or is cancelled for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan.

5. FORMS OF OPTION AGREEMENTS.

    As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement in such form not inconsistent with the Plan as may be approved by the Board of Directors. Such option agreements may differ among recipients.

6. PURCHASE PRICE.

    (a) GENERAL. The purchase price per share of stock deliverable upon the exercise of an option shall be determined by the Board of Directors at the time of grant of such option; PROVIDED, HOWEVER, that in the case of an Incentive Stock Option, the exercise price shall not be less than 100% of the Fair Market Value (as hereinafter defined) of such stock, at the time of grant of such option, or less than 110% of such Fair Market Value in the case of options described in Section 11(b). "Fair Market Value" of a share of Common Stock of the Company as of a specified date for the purposes of the Plan shall mean the closing price of a share of the Common Stock on the principal securities exchange or other established trading market on which such shares are traded on the day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding date on which such shares are traded if no shares were traded on such immediately preceding day. If the shares are not publicly traded, Fair Market Value of a share of Common Stock (including, in the case of any repurchase of shares, any distributions with respect thereto which would be repurchased with the shares) shall be determined in good faith by the Board of Directors. In no case shall Fair Market Value be determined with regard to restrictions other than restrictions which, by their terms, will never lapse.

    (b) PAYMENT OF PURCHASE PRICE. Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options, or, to the extent provided in the applicable option agreement, (i) by delivery to the Company of shares of Common Stock of the Company having a Fair Market Value on the date of exercise equal in amount to the exercise price of the options being exercised, (ii) by any other means which the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 and Regulation T promulgated by the Federal Reserve Board) or (iii) by any combination of such methods of payment.

7. OPTION PERIOD.

    Subject to earlier termination as provided in the Plan, each option and all rights thereunder shall expire on such date as determined by the Board of Directors and set forth in the applicable option agreement, PROVIDED, that such date shall not be later than (10) ten years after the date on which the option is granted.

8. EXERCISE OF OPTIONS.

    Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the option agreement evidencing such option, subject to the provisions of the Plan. No option granted to a Reporting Person for purposes of the Exchange Act, however, shall be exercisable during the first six months after the date of grant. Subject to the requirements in the immediately preceding sentence, if an option is not at the time of grant immediately exercisable, the Board of Directors may (i) in the agreement evidencing such option, provide for the acceleration of the exercise date or dates of the subject option upon the occurrence of specified events, and/or (ii) at any time prior to the complete termination of an option, accelerate the exercise date or dates of such option.

9. NONTRANSFERABILITY OF OPTIONS.

    No incentive stock option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. The Committee may, in its discretion, authorize all or a portion of any non-statutory options to be granted to an optionee to be on terms which permit transfer by such optionee to (i) the spouse, children or grandchildren of the optionee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, provided that (w) the options must be held by the optionee for a period of at least one month prior to transfer, (x) there may be no consideration for any such transfer, (y) the stock option agreement pursuant to which such options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred options shall be prohibited except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of the Plan the term "optionee" shall be deemed to refer to the transferee. The events of termination of employment of Section 10 hereof shall continue to be applied with respect to the original optionee. In the event an optionee dies during his employment by the Company or any of its subsidiaries, or during the three-month period following the date of termination of such employment, his option shall thereafter be exercisable, during the period specified in the option agreement, by his executors or administrators to the full extent to which such option was exercisable by the optionee at the time of his death during the periods set forth in Section 10 or 11(d).

10. EFFECT OF TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP.

    Except as provided in Section 11(d) with respect to Incentive Stock Options, and subject to the provisions of the Plan, an optionee may exercise an option at any time within three (3) months following the termination of the optionee's employment or other relationship with the Company or within one (1) year if such termination was due to the death or disability of the optionee, but, except in the case of the optionee's death, in no event later than the expiration date of the Option. If the termination of the optionee's employment is for cause or is otherwise attributable to a breach by the optionee of an employment or confidentiality or non-disclosure agreement, the option shall expire immediately upon such termination. The Board of Directors shall have the power to determine what constitutes a termination for cause or a breach of an employment or confidentiality or non-disclosure agreement, whether an optionee has been terminated for cause or has breached such an agreement, and the date upon which such termination for cause or breach occurs. Any such determinations shall be final and conclusive and binding upon the optionee.

11. INCENTIVE STOCK OPTIONS.

    Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

    (a) EXPRESS DESIGNATION. All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options.

    (b) 10% STOCKHOLDER. If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

        (i) The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of one share of Common Stock at the time of grant; and

        (ii) the option exercise period shall not exceed five years from the date of grant.

    (c) DOLLAR LIMITATION. For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value, as of the respective date or dates of grant, of more than $100,000.

    (d) TERMINATION OF EMPLOYMENT, DEATH OR DISABILITY. No Incentive Stock Option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Company, except that:

        (i) an Incentive Stock Option may be exercised within the period of three months after the date the optionee ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement), PROVIDED, that the agreement with respect to such option may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a non-statutory option under the Plan;

        (ii) if the optionee dies while in the employ of the Company, or within three months after the optionee ceases to be such an employee, the Incentive Stock Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and

       (iii) if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provisions thereto) while in the employ of the Company, the Incentive Stock Option may be exercised within the period of one year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement).

    For all purposes of the Plan and any option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date.

12. ADDITIONAL PROVISIONS.

    (a) ADDITIONAL OPTION PROVISIONS. The Board of Directors may, in its sole discretion, include additional provisions in option agreements covering options granted under the Plan, including without limitation restrictions on transfer, repurchase rights, rights of first refusal, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board of Directors; PROVIDED, that such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

    (b) ACCELERATION, EXTENSION, ETC. The Board of Directors may, in its sole discretion, (i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised or (ii) extend the dates during which all, or any particular, option or options granted under the Plan may be exercised; PROVIDED, HOWEVER, that no such extension shall be permitted if it would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 (if applicable).

13. GENERAL RESTRICTIONS.

    (a) INVESTMENT REPRESENTATIONS. The Company may require any person to whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Company in connection with any public offering of its Common Stock.

    (b) COMPLIANCE WITH SECURITIES LAW. Each option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

14. RIGHTS AS A STOCKHOLDER.

    The holder of an option shall have no rights as a stockholder with respect to any shares covered by the option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

15. ADJUSTMENT PROVISIONS FOR RECAPITALIZATIONS, REORGANIZATIONS AND RELATED TRANSACTIONS.

    (a) RECAPITALIZATIONS AND RELATED TRANSACTIONS. If, through or as a result of any recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to any then outstanding options under the Plan, and (z) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 15 if such adjustment (i) would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 or (ii) would be considered as the adoption of a new plan requiring stockholder approval.

    (b) REORGANIZATION, MERGER AND RELATED TRANSACTIONS. (b) Reorganization, Merger and Related Transactions. All outstanding Options under the Plan shall become fully exercisable for a period of sixty (60) days following the occurrence of any Trigger Event, whether or not such Options are then exercisable under the provisions of the applicable agreements relating thereto. For purposes of the Plan, a "Trigger Event" is any one of the following events:

        (i) the date on which shares of Common Stock are first purchased pursuant to a tender offer or exchange offer (other than such an offer by the Company, any Subsidiary, any employee benefit plan of the Company or of any Subsidiary or any entity holding shares or other securities of the Company for or pursuant to the terms of such plan), whether or not such offer is approved or opposed by the Company and regardless of the number of shares purchased pursuant to such offer;

        (ii) the date the Company acquires knowledge that any person or group deemed a person under Section 13(d)-3 of the Exchange Act (other than the Company, any Subsidiary, any employee benefit plan of the Company or of any Subsidiary or any entity holding shares of Common Stock or other securities of the Company for or pursuant to the terms of any such plan or any individual or entity or group or affiliate thereof which acquired its beneficial ownership interest prior to the date the Plan was adopted by the Board), in a transaction or series of transactions, has become the beneficial owner, directly or indirectly (with beneficial ownership determined as provided in Rule 13d-3, or any successor rule, under the Exchange Act), of securities of the Company entitling the person or group to 30% or more of all votes (without consideration of the rights of any class or stock to elect directors by a separate class vote) to which all stockholders of the Company would be entitled in the election of the Board of Directors were an election held on such date;

       (iii) the date, during any period of two consecutive years, when individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the stockholders of the Company, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period; and

        (iv) the date of approval by the stockholders of the Company of an agreement (a "reorganization agreement") providing for:

        (A) The merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, do not beneficially own, immediately after the merger or consolidation, shares of the corporation issuing cash or securities in the merger or consolidation entitling such stockholders to 65% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all stockholders of such corporation would be entitled in the election of directors or where the members of the Board of Directors of the Company, immediately prior to the merger or consolidation, do not, immediately after the merger or consolidation, constitute a majority of the Board of Directors of the corporation issuing cash or securities in the merger or consolidation; or

        (B) The sale or other disposition of all or substantially all the assets of the Company.

    (c)  BOARD AUTHORITY TO MAKE ADJUSTMENTS.  Any adjustments under this
Section 15 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

16. MERGER, CONSOLIDATION, ASSET SALE, LIQUIDATION, ETC.

    (a) GENERAL. In the event of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding options: (i) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options, and (ii) in the event the provisions of Section 15 are not applicable, provide that all or any outstanding options shall become exercisable in full immediately prior to such event and upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified period following the date of such notice.

    (b) SUBSTITUTE OPTIONS. The Company may grant options under the Plan in substitution for options held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that substitute options be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances.

17. NO SPECIAL EMPLOYMENT RIGHTS.

    Nothing contained in the Plan or in any option shall confer upon any optionee any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the optionee.

18. OTHER EMPLOYEE BENEFITS.

    Except as to plans which by their terms include such amounts as compensation, the amount of any compensation deemed to be received by an employee as a result of the exercise of an option or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

19. AMENDMENT OF THE PLAN.

    (a) The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect; provided, however, that if at any time the approval of the stockholders of the Company is required under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, or under Rule 16b-3, the Board of Directors may not effect such modification or amendment without such approval; and provided, further, that the provisions of
Section 3(c) hereof shall not be amended more than once every six months, other than to comport with changes in the Code, the Employer Retirement Income Security Act of 1974, as amended, or the rules thereunder.

    (b) The modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an option previously granted to him or her. With the consent of the optionee affected, the Board of Directors may amend outstanding option agreements in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify (i) the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code and (ii) the terms and provisions of the Plan and of any outstanding option to the extent necessary to ensure the qualification of the Plan under Rule 16b-3.

20. WITHHOLDING.

    (a) The Company shall have the right to deduct from payments of any kind otherwise due to the optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or (ii) by delivering to the Company shares of Common Stock already owned by the optionee. The shares so delivered or withheld shall have a Fair Market Value equal to such withholding obligation as of the date that the amount of tax to be withheld is to be determined. An optionee who has made an election pursuant to this Section 20(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

    (b) The acceptance of shares of Common Stock upon exercise of an Incentive Stock Option shall constitute an agreement by the optionee (i) to notify the Company if any or all of such shares are disposed of by the optionee within two years from the date the option was granted or within one year from the date the shares were issued to the optionee pursuant to the exercise of the option, and
(ii) if required by law, to remit to the Company, at the time of and in the case of any such disposition, an amount sufficient to satisfy the Company's federal, state and local withholding tax obligations with respect to such disposition, whether or not, as to both (i) and (ii), the optionee is in the employ of the Company at the time of such disposition.

    (c) Notwithstanding the foregoing, in the case of a Reporting Person whose options have been granted in accordance with the provisions of Section 3(b) herein, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3.

21. CANCELLATION AND NEW GRANT OF OPTIONS, ETC.

    The Board of Directors shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, (i) the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new options under the Plan covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled options or (ii) the amendment of the terms of any and all outstanding options under the Plan to provide an option exercise price per share which is higher or lower than the then-current exercise price per share of such outstanding options.

22. EFFECTIVE DATE AND DURATION OF THE PLAN.

    (a) EFFECTIVE DATE. The Plan shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, no options previously granted under the Plan shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be granted thereafter. Amendments to the Plan not requiring stockholder approval shall become effective when adopted by the Board of Directors; amendments requiring stockholder approval (as provided in Section 19) shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such Incentive Stock Option to a particular optionee) unless and until such amendment shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve months of the Board's adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee. Subject to this limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

    (b) TERMINATION. Unless sooner terminated in accordance with Section 16, the Plan shall terminate upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options granted under the Plan. If the date of termination is determined under (i) above, then options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

23. PROVISION FOR FOREIGN PARTICIPANTS.

    The Board of Directors may, without amending the Plan, modify awards or options granted to Participants who are foreign nationals or employed outside the United States to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

24. GOVERNING LAW.

    The provisions of this Plan shall be governed and construed in accordance with the laws of the State of Delaware without regard to the principles of conflicts of laws.

    ADOPTED BY THE BOARD OF DIRECTORS ON JUNE 14, 1994 AND BY THE STOCKHOLDERS ON AUGUST 17 , 1994

    AMENDED BY THE BOARD OF DIRECTORS ON MAY 24, 1995 AND BY THE STOCKHOLDERS ON AUGUST 25, 1995

    AMENDED BY THE BOARD OF DIRECTORS ON MAY 15, 1997

PROXY                        BIO-LOGIC SYSTEMS CORP.                       PROXY
                              ONE BIO-LOGIC PLAZA
                           MUNDELEIN, ILLINOIS, 60060
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned stockholder of Bio-logic System Corp., a company organized under the laws of the State of Delaware, hereby appoints Gabriel Raviv and Charles Z. Weingarten as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Bio-logic Systems Corp. held of record by the undersigned on June 20, 1997 at the Annual Meeting of Stockholders to be held on August 12, 1997, at 10:00 A.M. Central Daylight Time or at any adjournment thereof.

                                                                                NEW ADDRESS: ---------------------
                                                                                ---------------------------------
                                  Check here for                                ---------------------------------
                                  address change  / /                           ---------------------------------
                                                                             (Continued and to be signed and dated on
                                                                                          reverse side)

           PLEASE MARK
           YOUR
           VOTES AS IN
           THIS
/X/        EXAMPLE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED STOCKHOLDER, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                    WITHHOLD        NOMINEES: Gil Raviv, Irving
                          FOR       AUTHORITY                Kupferberg

1. To elect               / /          / /                                            2. To approve and ratify the
                                                                                      amendment to the Company's 1994
                                                                                         Stock Option Plan.

(Instructions: To withhold authority for any
individual nominees, print that nominee's name
on the line printed below.)
-----------------------------                                                         3. In their discretion, the proxies
                                                                                      are authorized to vote upon such
                                                                                         other business as may properly
                                                                                         come before the meeting

                          FOR        AGAINST      ABSTAIN
1. To elect               / /          / /          / /
(Instructions: To wi
individual nominees,
on the line printed
--------------------

SIGNATURE(s)
-----------------------------------------------------  Signature if held jointly
-----------------------------------------------------

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.